Exhibit 10.2

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (this “Amendment”) is dated as of June 22, 2007, among Who’s Your Daddy, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company and the Purchasers entered into that certain Registration Rights Agreement (the “Agreement”) dated May 7, 2007 pursuant to which the Company agreed to prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement covering the resale of the Registrable Securities, as defined therein, by no later than the 45th calendar day following the date of the Securities Purchase Agreement (the “Purchase Agreement”) executed by the Company and the Purchasers concurrently with the Agreement.

WHEREAS, pursuant to the terms of this Amendment, the Company and the Purchasers desire to amend the Agreement to extend the time within which the Company shall be obligated to prepare and file the registration statement described above.

IN CONSIDERATION of the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

1. Definition of “Filing Date”. The definition of “Filing Date” under Section 1 of the Agreement is hereby deleted in its entirety and replaced as follows (and all other portions of Section 1 shall remain unaffected by this Amendment):

“Filing Date” means, with respect to the Registration Statement required to be filed hereunder, the 55th calendar day following the date of the Purchase Agreement.

2. Ratification and Confirmation of Agreement. The Company hereby adopts, ratifies and confirms the Agreement, as amended hereby, and acknowledges and agrees that the Agreement, as amended hereby, is and remains in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser under the Agreement nor constitute an amendment or waiver of any other provision of the Agreement. All references to the Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreement as modified by this Amendment.

3. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

4. Entire Agreement. The Agreement, as amended by this Amendment, supersedes all other prior oral or written agreements between each Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein.

5. Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided, that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

6. Successors. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

The Company:

WHO’S YOUR DADDY, INC.

By: /s/ Edon Moyal Name: Edon Moyal Title: Chief Executive Officer

(Signature Page: Amendment to Registration Rights Agreement)

The Purchasers:

AROUND THE CLOCK PARTNERS, LP

By:  Around the Clock Trading and Capital Management, LLC,
General Partner

By:  /s/ Wayne Anderson
Wayne Anderson, Managing Member

COHIBA PARTNERS INC.

/s/ Colin Nix
Collin Nix, President

AROUND THE CLOCK TRADING AND CAPITAL MANAGEMENT, LLC

/s/ Wayne Anderson
Wayne Anderson, Managing Member

STRONG PARTNERS CORPORATION

/s/ Charles McGuirk
Charles McGuirk, Chief Executive Officer

TURID HOLDINGS

/s/ Henry Ward
Henry Ward, Managing Director

CHUCK LAUBACH and JIM POMFRET, as joint tenants in common

/s/ Chuck Laubach	/s/ Jim Pomfret
Chuck Laubach	Jim Pomfret

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